                 UCFC Manufactured Housing Contract Pass-Through
                    Certificates - Prefunding, Series 1998-1


As of the subsequent Cut-off Date, in respect of the Subsequent Contracts expected to be sold to the Trust on May 15, 1998: the Contract balances ranged from $5,931.73 to $127,168.54; the average Contract Balance was $41,816.20; the Contract Rates ranged from 6.65% to 13.50% per annum; the weighted average Contract Rate was 9.16% per annum; the original Loan-to-Value Ratios ranged from 37.43% to 100.00%; the weighted average original Loan-to-Value Ratio was 85.65%; the original terms to stated maturity ranged from 60 to 360 months; the weighted average original term to stated maturity was 316 months; the remaining terms to stated maturity ranged from 59 to 360 months; the weighted average remaining term to stated maturity was 314 months; the number of months since origination of the Contracts ranged from 0 to 34 months; the weighted average number of months since origination was 1 months; 86.33% and 13.67% of the Contracts are secured by new and used Manufactured Homes, respectively; 25.18% of the Contracts are Land-and-Home Contracts; 100.00% of the Contracts are secured by Manufactured Homes which are the Obligors' primary residences based on representations at the time of the origination of such Contracts; 31.92%, 66.84%, and 1.24% of the Contracts are secured by Manufactured Homes which are single wide, double wide, and triple wide, respectively.

                 Geographical Distribution of Manufactured Homes

                                              Aggregate          % of Cut-off
                             Number of    Principal Balance        Date Pool
State                        Contracts       Outstanding       Principal Balance
-----                        ---------       -----------       -----------------
Arizona....................       3        $   105,361.86            0.63%
Arkansas...................       9            400,258.77            2.38
Colorado...................      13            465,828.33            2.76
Florida....................      34          1,704,390.43           10.11
Georgia....................      37          1,670,183.46            9.91
Illinois...................       4            139,326.83            0.83
Indiana....................       4            145,633.49            0.86
Iowa.......................      15            561,728.43            3.33
Kansas.....................       3            101,623.74            0.60
Kentucky...................       3            108,523.07            0.64
Louisiana..................      11            418,797.34            2.49
Maine......................       2            162,030.50            0.96
Michigan...................       2             95,253.91            0.57
Minnesota..................      18            616,123.50            3.66
Mississippi................       8            326,709.48            1.94
Missouri...................      14            565,838.05            3.36
Montana....................       1             62,008.69            0.37
New Mexico.................      11            599,098.53            3.56
North Carolina.............      37          1,423,314.12            8.45
North Dakota...............       1             38,950.29            0.23
Ohio.......................       9            464,802.14            2.76
Oklahoma...................       1             36,484.07            0.22
Pennsylvania...............       5            159,821.68            0.95

South Carolina.............      65          3,038,699.53           18.03
South Dakota...............       2             53,014.24            0.31
Tennessee..................      14            635,167.38            3.77
Texas......................      57          1,926,175.39           11.43
Virginia...................       5            236,867.26            1.41
Washington.................       1             39,797.86            0.24
West Virginia..............      10            344,825.58            2.05
Wisconsin..................       2             89,893.70            0.53
Wyoming....................       2            115,398.78            0.68
                                ---        --------------          ------
   Total...................     403        $16,851,930.43          100.00%
                                ===        ==============          ======

                UCFC Manufactured Housing Contract Pass-Through
                    Certificates - Prefunding, Series 1998-1

                        Distribution of Contract Amounts

                                          Aggregate Principal    % of Cut-off
Range of Contract              Number of        Balance            Date Pool
Amounts                        Contracts      Outstanding      Principal Balance
-------                        ---------      -----------      -----------------
$ 5,000.01 -  10,000.00......      3          $   22,565.30          0.13%
 10,000.01 -  15,000.00......      6              77,297.13          0.46
 15,000.01 -  20,000.00......     17             305,480.84          1.81
 20,000.01 -  25,000.00......     47           1,053,860.92          6.25
 25,000.01 -  30,000.00......     52           1,427,044.94          8.47
 30,000.01 -  35,000.00......     53           1,711,005.73         10.15
 35,000.01 -  40,000.00......     47           1,750,804.57         10.39
 40,000.01 -  45,000.00......     24           1,025,001.22          6.08
 45,000.01 -  50,000.00......     32           1,518,774.68          9.01
 50,000.01 -  55,000.00......     33           1,730,478.55         10.27
 55,000.01 -  60,000.00......     30           1,708,202.32         10.14
 60,000.01 -  65,000.00......     15             932,628.81          5.53
 65,000.01 -  70,000.00......     11             739,474.06          4.39
 70,000.01 -  75,000.00......      8             577,021.21          3.42
 75,000.01 -  80,000.00......      5             391,827.22          2.33
 80,000.01 -  85,000.00......      5             411,587.50          2.44
 85,000.01 -  90,000.00......      5             433,098.61          2.57
 90,000.01 -  95,000.00......      4             370,170.15          2.20
 95,000.01 - 100,000.00.......     1              98,143.61          0.58
100,000.01 - 105,000.00........    1             103,417.62          0.61
105,000.01 - 110,000.00........    1             108,693.06          0.64
110,000.01 - 115,000.00........    1             110,548.30          0.66
115,000.01 - 120,000.00........    1             117,635.54          0.70
125,000.01 - 130,000.00........    1             127,168.54          0.75
                                 ---          -------------        ------

     Total.....................  403          $16,851,930.43       100.00%
                                 ===          ==============       ======

                  Distribution of Original Loan-to-Value Ratios

                                         Aggregate Principal      % of Cut-off
Range of Original             Number of       Balance               Date Pool
Loan-to Value Ratios          Contracts     Outstanding        Principal Balance
--------------------          ---------     -----------        -----------------
35.01  -  40.00%...........        1       $   14,832.53             0.09%
40.01  -  45.00............        1            9,424.57             0.06
45.01  -  50.00............        3           54,631.52             0.32
50.01  -  55.00............        3           83,489.55             0.50
55.01  -  60.00............        2           37,731.92             0.22
60.01  -  65.00............        9          234,395.89             1.39
65.01  -  70.00............       11          361,222.00             2.14
70.01  -  75.00............       12          319,770.23             1.90
75.01  -  80.00............       42        1,725,729.34            10.24
80.01  -  85.00............       78        3,126,745.06            18.55
85.01  -  90.00............      162        6,973,617.20            41.38
90.01  -  95.00............       74        3,574,899.40            21.21
95.01 -  100.00............        5          335,441.22             1.99
                                 ---        ------------           ------
     Totals:...............      403      $16,851,930.43           100.00%
                                 ===      ==============           ======

                UCFC Manufactured Housing Contract Pass-Through
                    Certificates - Prefunding, Series 1998-1

                                 Contract Rates

                            Number     Aggregate Principal       % of Cut-off
Ranges of                     of            Balance                Date Pool
Contract Rates             Contracts      Outstanding          Principal Balance
--------------             ---------      -----------          -----------------
 6.51 -  7.00%............    22         $ 1,676,702.07              9.95%
 7.01 -  7.50.............    24           1,606,815.67              9.53
 7.51 -  8.00.............    66           3,582,891.13             21.26
 8.01 -  8.50.............    10             423,325.36              2.51
 8.51 -  9.00.............    22           1,092,974.55              6.49
 9.01 -  9.50.............    20             837,637.67              4.97
 9.51 - 10.00.............    53           2,311,549.09             13.72
10.01 - 10.50.............    63           1,860,815.09             11.04
10.51 - 11.00.............    55           1,731,165.59             10.27
11.01 - 11.50.............    24             647,251.65              3.84
11.51 - 12.00.............    34             812,509.81              4.82
12.01 - 12.50.............     4              90,779.98              0.54
12.51 - 13.00.............     5             155,416.13              0.92
13.01 - 13.50.............     1              22,096.64              0.13
                             ---         --------------          --------
      Totals:..............  403         $16,851,930.43            100.00%
                             ===         ==============            ======

                           Remaining Terms to Maturity


                            Number     Aggregate Principal       % of Cut-off
Ranges of Remaining           of            Balance                Date Pool
Months to Maturity         Contracts      Outstanding          Principal Balance
------------------         ---------      -----------          -----------------

  60 or less.............      3        $   22,565.30               0.13%
  73 -  84...............      4            74,121.42               0.44
  85 -  96...............      1            12,986.75               0.08
 109 - 120...............     11           253,741.62               1.51
 121 - 180...............     41         1,027,767.44               6.10
 181 - 228...............      1            27,898.65               0.17
 229 - 240...............     73         2,081,846.11              12.35
 241 - 288...............      1            35,081.95               0.21
 289 - 300...............    101         3,508,602.06              20.82
 301 - 334...............      3           154,819.68               0.92
 335 - 348...............      1            79,266.35               0.47
 349 - 360...............    163         9,573,233.10              56.81
                             ---        -------------             ------

      Totals:............    403       $16,851,930.43            100.00%
                             ===       ==============            ======

                UCFC Manufactured Housing Contract Pass-Through
                    Certificates - Prefunding, Series 1998-1

                           Original Terms to Maturity


                             Number      Aggregate Principal    % of Cut-off
Range of Original              of              Balance           Date Pool
Months to Maturity          Contracts        Outstanding      Principal Balance
------------------          ---------        -----------      -----------------
 60 or less..............       3         $     22,565.30           0.13%
 73 -  84................       4               74,121.42           0.44
 85 -  96................       1               12,986.75           0.08
109 - 120................      11              253,741.62           1.51
121 - 144................       7              171,494.64           1.02
145 - 180................      34              856,272.80           5.08
181 - 240................      74            2,109,744.76          12.52
241 - 300................     102            3,543,684.01          21.03
301 - 360................     167            9,807,319.13          58.20
                              ---          --------------         ------
     Totals:...............   403          $16,851,930.43         100.00%
                              ===          ==============         ======


                   Distribution of Contract Ages (In Months)

                             Number      Aggregate Principal    % of Cut-off
Range of                       of              Balance           Date Pool
Contract Ages               Contracts        Outstanding      Principal Balance
-------------               ---------        -----------      -----------------
 0 -  6 months.........        392         $16,226,148.39           96.29%
 7 - 12................          6             356,614.06            2.12
13 - 18................          1              79,266.35            0.47
19 - 24................          1              35,081.95            0.21
25 - 30................          2             100,376.52            0.60
31 - 36................          1              54,443.16            0.32
                               ---         --------------          ------
     Totals:...........        403         $16,851,930.43          100.00%
                               ===         ==============          ======